                                                                    EXHIBIT 99.2
                     (CITIZENS & NORTHERN CORPORATION LOGO)

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com Web Page: http://www.cnbankpa.com
                               Stock Symbol: CZNC
Chartered 1864
                                                  FEDERAL DEPOSIT INSURANCE CORP
DECEMBER 31, 2004               QUARTERLY REPORT

Dear Shareholder:

Citizens & Northern Corporation has made great progress over the last few months of 2004 and first few weeks of 2005! Most recently, on January 13, 2005, C&N's stock began to trade on the NASDAQ SmallCap market. This change should provide more liquidity for the stock.

In November, C&N, along with Canisteo Valley Corporation (Canisteo), announced the signing of a definitive agreement and plan of merger. Canisteo is the parent company of First State Bank; a New York State chartered bank with two offices in Steuben County, NY, and assets of $42.5 million as of September 30, 2004. We anticipate the all-cash merger transaction to be completed during the 2nd quarter 2005, pending Canisteo stockholder and regulatory approvals. We expect First State Bank to operate as a separate subsidiary of C&N. We are excited about this chance to continue, and enhance, First State Bank's tradition of community banking in the Canisteo area, and look forward to more opportunities in New York State.

In October, we converted to a new core computer system. Selection, training and initial implementation took more than a year to complete, and required a tremendous effort from our dedicated staff. I appreciate your patience as you become accustomed to changes in our processes, report formats, etc., and I am confident that our staff will soon become as expert with the new system as they were the old.

Net income for 2004 totaled $14.863 million, or $1.81 per share (diluted). Net income was down 8.6% from 2003. In 2004, expenses for the core computer conversion and start-up expenses and operations for the two new Lycoming County offices totaled more than $1.5 million. Salaries and wages from operations other than the new branches increased $1.363 million, primarily from the addition of new positions. Also, securities gains were $1.922 million lower in 2004. Net interest income for 2004 was up $3.630 million (11.5%), primarily from growth in loans. Net loans of $572.826 million as of year-end 2004 were 10.4% higher than year-end 2003. Total assets of $1.123 billion at December 31, 2004 were up 5.3% from one year earlier. Trust assets under management increased 16.2% to $383 million.

Nonperforming loans of 0.69% of total assets at December 31, 2004 are substantially higher than our historical norms. We are closely monitoring our loan portfolio, and continue to maintain an adequate allowance for loan losses. Our equity position remains strong at 10.72% average equity to average assets.

The 4th quarter dividend was 23 cents per share, bringing total dividends declared for 2004 to 89 cents, an increase of 4.7% over 2003.

2004 was a year of significant investments in people, facilities and technology. We will continue to look for worthwhile opportunities in 2005, always with the goal of stimulating earnings and productivity. Thank you for your continued support.

                                         Craig G. Litchfield
                                         Chairman, President & CEO

                         CITIZENS & NORTHERN CORPORATION
                               BOARD OF DIRECTORS

                    Craig G. Litchfield Chairman of the Board

      Dennis F. Beardslee                                  Leo F. Lambert
      R. Robert DeCamp                                     Edward L. Learn
      Jan E. Fisher                                        Edward H. Owlett, III
      R. Bruce Haner                                       Leonard Simpson
      Susan E. Hartley                                     James E. Towner
      Karl W. Kroeck                                       Ann M. Tyler
                               DIRECTORS EMERITI
      J. Robert Bower                                      F. David Pennypacker
      Lawrence F. Mase                                     Donald E. Treat
                                              OFFICERS
      Craig G. Litchfield                Chairman, President and Chief Executive
                                          Officer
      Mark A. Hughes                     Treasurer
      Kathleen M. Osgood                 Corporate Secretary

                            CITIZENS & NORTHERN BANK
                                     OFFICES
      428 S. Main Street, ATHENS, PA 18810                  570-888-2291
      111 Main Street, DUSHORE, PA 18614                    570-928-8124
      Main Street, EAST SMITHFIELD, PA 18817                570-596-3131
      104 Main Street, ELKLAND, PA  16920                   814-258-5111
      102 E. Main Street, KNOXVILLE, PA 16928               814-326-4151
      Main Street, LAPORTE, PA 18626                        570-946-4011
      Main Street, LIBERTY, PA 16930                        570-324-2331
      1085 S. Main Street, MANSFIELD, PA 16933              570-662-1111
      Route 220, MONROETON, PA 18832                        570-265-2157
      3461 Rte.405 Highway, MUNCY, PA 17756                 570-546-6666
      Thompson Street, RALSTON, PA 17763                    570-995-5421
      503 N. Elmira Street, SAYRE, PA 18840                 570-888-2220
      2 E. Mountain Ave., SO. WILLIAMSPORT, PA  17702       570-601-3016
      41 Main Street, TIOGA, PA 16946                       570-835-5236
      428 Main Street, TOWANDA, PA18848                     570-265-6171
      Court House Square, TROY, PA 16947                    570-297-2159
      90-92 Main Street, WELLSBORO, PA 16901                570-724-3411
      130 Court Street, WILLIAMSPORT, PA 17701              570-320-0100
      Route 6, WYSOX, PA 18854                              570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
      90-92 Main Street, Wellsboro, PA 16901                800-487-8784
      428 Main Street, Towanda, PA 18848                    888-987-8784
      503 N. Elmira Street, Sayre, PA 18840                 888-760-8192
      3461 Rte 405 Highway, Muncy, PA 17756                 570-546-6666
      130 Court Street, Williamsport, PA  17701             570-601-6000

ACCOUNT SERVICES - 90-92 Main St, Wellsboro, PA 16901    800-726-2265

BANKCARD SERVICES - 11822 Route 6, Wellsboro PA 16901    800-676-6639

FUNDS MANAGEMENT - 90-92 Main St., Wellsboro, PA 16901800-577-9397
                              www.fmt@cnbankpa.com

INTERNET BANKING - 90-92 Main St., Wellsboro, PA 16901570-724-0266
                                www.cnbankpa.com

 C&N FINANCIAL SERVICES CORPORATION - 68 Main Street, Wellsboro, PA 866-ASK-CNFS
                           www.cnfinancialservices.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data) (Unaudited)

                                                                     3 MONTHS ENDED                       12 MONTHS ENDED
                                                                         DECEMBER                             DECEMBER
                                                                   2004              2003               2004              2003
                                                                (CURRENT)         (PRIOR YR)          (CURRENT)        (PRIOR YR)
                                                                ---------         ----------          ---------        ----------
Interest and Dividend Income                                   $   14,991        $   13,797         $   57,922       $   55,223
Interest Expense                                                    5,745             5,550             22,606           23,537
--------------------------------------------------------------------------------------------------------------------------------

Interest Margin                                                     9,246             8,247             35,316           31,686
Provision for Loan Losses                                             350               250              1,400            1,100
--------------------------------------------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses                     8,896             7,997             33,916           30,586
Other Income                                                        1,815             1,722              6,922            6,595
Realized Gains on Securities, Net                                   1,133             1,510              2,877            4,799
Other Expenses                                                      6,746             5,890             26,001           22,114
--------------------------------------------------------------------------------------------------------------------------------

Income Before Income Tax Provision                                  5,098             5,339             17,714           19,866
Income Tax Provision                                                1,035               992              2,851            3,609
--------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                     $    4,063         $   4,347         $   14,863       $   16,257
================================================================================================================================

PER SHARE DATA (**):
Net Income - Basic                                                  $0.50             $0.53              $1.82            $1.99
Net Income - Diluted                                                $0.49             $0.53              $1.81            $1.98
Dividend Per Share                                                  $0.23             $0.22              $0.89            $0.85
Number Shares Used in Computation - Basic                       8,183,801         8,173,999          8,185,466        8,170,651
Number Shares Used in Computation - Diluted                     8,230,739         8,232,179          8,233,992        8,219,366

CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data) (Unaudited)

                                                                                   DEC. 31,           DEC. 31,
                                                                                     2004               2003
                                                                                     ----               ----
ASSETS
Cash & Due from Banks                                                             $   18,953         $   15,171
Available-for-Sale Securities                                                        475,085            483,032
Loans, Net                                                                           572,826            518,800
Other Assets                                                                          56,138             49,898
----------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                      $1,123,002         $1,066,901
================================================================================================================

LIABILITIES
Deposits                                                                          $  676,545         $  658,065
Repo Sweep Accounts                                                                   21,178             23,363
----------------------------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                                                  697,723            681,428
Borrowed Funds                                                                       283,827            249,590
Other Liabilities                                                                      9,867             10,540
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    991,417            941,558
----------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                                      121,050            113,306
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                                             10,535             12,037
----------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                           131,585            125,343
----------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                          $1,123,002         $1,066,901
================================================================================================================

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)


                                                                      12 MONTHS ENDED                  %
                                                                           DECEMBER                INCREASE
                                                                  2004              2003          (DECREASE)
                                                                  ----              ----         ------------
EARNINGS PERFORMANCE
Net Income                                                   $     14,863         $    16,257           -8.57%
Return on Average Assets                                            1.33%               1.57%          -15.29%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                            1.35%               1.60%          -15.63%
Return on Average Equity                                           11.58%              13.30%          -12.93%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                           12.63%              14.93%          -15.41%

BALANCE SHEET HIGHLIGHTS
Total Assets                                                 $  1,123,002         $ 1,066,901            5.26%
Available-for-Sale Securities                                     475,085             483,032           -1.65%
Loans (Net)                                                       572,826             518,800           10.41%
Allowance for Loan Losses                                           6,787               6,097           11.32%
Deposits and Repo Sweep Accounts                                  697,723             681,428            2.39%
Trust Assets Under Management                                     383,062             329,615           16.21%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                                  $1.82               $1.99           -8.54%
Net Income - Diluted                                                $1.81               $1.98           -8.59%
Dividends                                                           $0.89               $0.85            4.71%
Book Value                                                   $      16.08         $     15.33            4.89%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                                      $      14.79         $     13.86            6.71%
Market Value (Last Trade)                                    $      27.00         $     27.00            0.00%
Market Value /  Book Value                                        167.91%             176.13%           -4.67%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                          182.56%             194.81%           -6.29%
Price Earnings Multiple                                             14.84               13.57            9.36%
Dividend Yield                                                      3.30%               3.15%            4.76%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                           10.72%              10.73%           -0.09%
Nonperforming Assets / Total Assets                                 0.69%               0.11%          527.27%
Allowance for Loan Losses / Total Loans                             1.17%               1.16%            0.86%
Risk Based Capital Ratio                                           18.90%              20.61%           -8.30%

AVERAGE BALANCES
Average Assets                                               $  1,114,040         $ 1,034,720            7.67%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                 1,097,858           1,014,424            8.22%
Average Equity                                                    128,374             122,271            4.99%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                                   117,695             108,876            8.10%


(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of the 3-for-2 stock split issued in April 2003, and for 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.